THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.



                       INTERNET BROADCASTING SYSTEM, INC.

                             Form of Promissory Note



$________                                                       October 31, 1997
                                                             Madison, New Jersey


         FOR VALUE RECEIVED, the undersigned, Internet Broadcasting System, Inc., a corporation duly incorporated and validly existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of _______, an individual residing at ________ in the State of _________ (the "Holder") or his registered assigns, at the principal office of the Holder or such other place as the Holder and the Company may from time to time agree, in lawful money of the United States of America, the principal sum of _______ ($______) Dollars with interest thereon at a rate of 8% per annum from the date of this Note, computed on the basis of a 360-day year, with the principal sum and all accrued interest due and payable in full on the earliest to occur of:
(i) the closing of an initial public offering of the Company's Common Stock, no par value, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission; (ii) the closing of a private placement of the Company's equity securities resulting in net proceeds to the Company in a minimum amount of $1,000,000; or (iii) October 31, 1999.

         This Note has been executed and delivered pursuant to a Bridge Financing Agreement dated as of October 31, 1997 among the Company, the Holder and the respective Lenders identified therein (the "Bridge Financing Agreement") and evidences a loan made by the Holder pursuant to the Bridge Financing Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Bridge Financing Agreement. Reference is made to the Bridge Financing Agreement for a description of additional rights of the Holder and duties of the Company hereunder and thereunder and the Bridge Financing Agreement is incorporated by reference herein as if herein set forth in full.

         This Note may be prepaid at any time in whole or in part without premium or penalty.

         The occurrence of any one or more of the following events, which event shall not be cured within 30 days of written notice of such event delivered by the Holder to the Company shall constitute an "Event of Default" hereunder:

         (1) the sale, transfer, disposition or exchange of all or substantially all of the Company's assets, except in the ordinary course of business;

         (2) failure of the Company to pay, when due, the principal amount of this Note together with all accrued interest;

         (3) failure by the Company to perform in any material respect any covenant or agreement contained in this Note or any document executed in connection with this Note and any other Transaction Document or any representation or warranty by the Company contained therein shall have been inaccurate in a material respect when made;

         (4)      an assignment by the Company for the benefit of creditors;

         (5) the involuntary filing of any petition or the commencement of any proceeding against the Company for any relief under any bankruptcy or insolvency law, or any law relating to the relief of debtors or readjustment of indebtedness, or for the appointment of a receiver, trustee, custodian or liquidator of the Company or a substantial part of its assets and such petition or proceeding shall not have been dismissed within 60 days of the filing or commencement thereof;

         (6) the insolvency or written admission or inability of the Company to pay its debts as such debts become due;

         (7) the dissolution, liquidation or winding up of the affairs of the Company; or

         (8) the occurrence of an Event of Default under any Note issued to any other Lender pursuant to the Bridge Financing Agreement.

         Upon and during the continuation of an Event of Default, the Holder may, at such Holder's option, by written notice delivered to the Company in the manner set forth in the Bridge Financing Agreement, declare all indebtedness evidenced hereby to be immediately due and payable and upon delivery of such notice, all such indebtedness shall become immediately due and payable, provided, however, that upon occurrence of an event described above in clauses
(6), (7) and (8), all indebtedness evidenced hereby shall automatically and without notice become immediately due and payable. Any payments made under this Note shall be applied first to the interest accrued on the principal amount of this Note and finally to the payment of principal of this Note.

         Except as otherwise provided herein, the Company waives presentment, demand for payment, notice of dishonor, and any or all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any extensions of time, renewals, waivers or modifications that may be granted or consented to by the Holder in respect of the time of payment or any other provisions of this Note. The failure by the Holder at any time to exercise any of such Holder's rights or options hereunder shall not be construed as a wavier thereof, nor shall such failure preclude the Holder from exercising such rights or options at a later date.

         If any sum due hereunder shall be due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, such sum shall be paid on the next succeeding business day and, and in such case, due and payable.

         The Company shall pay all applicable documentary stamp or other taxes and other governmental charges in connection with the issuance of this Note.

         This Note shall be binding upon the Company and its successors and assigns.

         THE VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE LAWS, RULES OR PRINCIPLES OF THE STATE OF NEW YORK REGARDING CONFLICTS OF
LAWS). THE COMPANY AGREES THAT ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE COMMENCED AND PROSECUTED IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY CONSENTS AND SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK IN RESPECT OF ANY SUCH PROCEEDING. THE COMPANY CONSENTS TO SERVICE OF PROCESS UPON IT WITH RESPECT TO ANY SUCH PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAWS AND RULES. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN ANY COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH PROCEEDING IN ANY COURT IN THE STATE OF NEW YORK HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law; provided, however, that if any provision hereof shall be finally determined by a court of competent jurisdiction to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions hereof.


                                    INTERNET BROADCASTING SYSTEM, INC.


                                    By: _____________________________________
                                          Name: Nicholas R. Loglisci, Jr.
                                          Title: President